UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2020

COASTAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	001-38589	56-2392007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 Evergreen Way, Everett, Washington 98203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (425) 257-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	CCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 3, 2020, Coastal Financial Corporation (the “Company”) appointed Rilla Delorier as a director for the Company, effective November 1, 2020.  Ms. Delorier has over 30 years of executive experience in banking, and most recently has served as Chief Strategy and Transformation Officer at a bank.

Ms. Delorier will be a member of the Audit and Non-Financial Risk Committees of the Company. With this appointment, the Company will have ten directors, seven of whom are independent, including Ms. Delorier. Ms. Delorier will receive cash and restricted stock compensation in accordance with the Company’s non-employee director compensation program described in the Company’s 2020 Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 3, 2020, and as amended on October 26, 2020, the amount of which will be prorated from the date of her appointment.  There are no arrangements or understandings between Ms. Delorier and any other person pursuant to which Ms. Delorier was selected as a director, and there are no transactions in which the Company is a party and in which Ms. Delorier has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

For further details, a copy of the press release (“CCB Press Release”) announcing the appointment of Ms. Delorier to the Board of Directors of the Company issued by the Company on November 3, 2020, is attached hereto as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Other Exhibits

(d) Exhibits

NumberDescription

99.1CCB Press Release dated November 3, 2020

104Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION

Date: November 4, 2020	By:	/s/ Joel G. Edwards
Joel G. Edwards
Executive Vice President and Chief Financial Officer